UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]	Definitive Information Statement

GEO POINT RESOURCES, INC.

(Name of Registrant as Specified in Its Charter)

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[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

(4)	Proposed maximum aggregate value of transaction

(5)	Total fee paid

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Geo Point Resources, Inc.

30 North Gould Street, Suite R,

Sheridan, WY 82801

(307) 220-3226

TO THE STOCKHOLDERS OF GEO POINT RESOURCES, INC.:

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’
MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

This notice and accompanying Information Statement is furnished to the holders of shares of Common Stock, par value $0.001 per share (“Common Stock”) of Geo Point Resources, Inc., a Nevada corporation (the “Company”), pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the actions described below taken by unanimous written consent of the board of directors of the Company and by written consent of the holder of a majority of the voting power of the issued and outstanding capital stock of the Company:

1.	Amend our articles of incorporation (the “Articles”), to change our corporate name from Geo Point Resources, Inc. to TORtec Group Corporation (the “Name Change”); and

2.

Amend our Articles to increase our authorized Common Stock from 100,000,000 shares to 200,000,000 shares, $0.001 par value per share, which shares shall be issuable on such terms and conditions as the Board of Directors may determine from time to time (the “Share Increase”).

The Name Change and Share Increase are hereinafter collectively referred to as the (“Amendments”).  The purpose of this Information Statement is to notify our stockholders that on January 8, 2018 a small group of stockholders collectively holding in excess of a majority of the voting power of our issued and outstanding shares of capital stock executed a written consent approving the Amendments. In accordance with Rule 14c-2 promulgated under the Exchange Act, the Amendments will become effective no sooner than 20 days after we mail this notice and the accompanying Information Statement to our stockholders.

The written consent that we received constitutes the only stockholder approval required for the Amendments under Nevada law and the Company’s articles of incorporation and bylaws, each as amended and/or restated. As a result, no further action by any other stockholder is required to approve the Amendments and we have not and will not be soliciting your approval of the Amendments. Notwithstanding, the holders of our Common Stock of record at the close of business on January 8, 2018 are entitled to notice of the stockholder action by written consent.

This notice and the accompanying Information Statement are being mailed to our holders of Common Stock of record as of January 8, 2018 on or about January __, 2018. This notice and the accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

Attached hereto for your review is an Information Statement relating to the above-described actions. Please read this Information Statement carefully. It describes the essential terms of the actions to be taken. Additional information about the Company is contained in its reports filed with or furnished to the Securities and Exchange Commission (the “SEC”). These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained on the SEC’s website at www.sec.gov.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

By: Order of the Board of Directors,

By:	/s/ Stephen H. Smoot
Stephen H. Smoot
President and Chief Executive Officer January __, 2018

1

Geo Point Resources, Inc.

30 North Gould Street, Suite R

Sheridan, WY 82801

(307) 220-3226

January __, 2018

INFORMATION STATEMENT

INFORMATION CONCERNING THE ACTION BY WRITTEN CONSENT

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C promulgated thereunder, the notice and this information statement (this “Information Statement”) will be mailed on or about January __, 2018 to the stockholders of record, as of January 8, 2018 (the “Record Date”), of Geo Point Resources, Inc., a Nevada corporation (hereinafter referred to as “we,” “us,” “our” or the “Company”). This Information Statement is being circulated to advise stockholders of actions already approved and taken without a meeting by written consent of certain stockholders who hold a majority of the voting power of our voting stock.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Our board of directors and stockholder holding a majority of our voting power took action by written consent to approve the following actions:

1.	Amend our articles of incorporation (the “Articles”), to, change our corporate name from Geo Point Resources, Inc. to TORtec Group Corporation (the “Name Change”); and

2.

Amend our Articles to increase the number of our authorized Common Stock from 100,000,000 shares to 200,000,000 shares, $0.001 par value per share, which such shares shall be issuable on such terms and conditions as the Board of Directors may determine from time to time (the “Share Increase”).

The Name Change and Share Increase are hereinafter collectively referred to as the (the “Amendments”).

On January 8, 2018 our board of directors unanimously approved the Amendments. Subsequent to our board of directors’ approval of the Amendments, the holders of a majority of the voting power of our voting stock, on January 8, 2018 approved, by written consent, the Amendments. Information concerning the consenting stockholders which collectively own approximately 59.4% of our outstanding voting stock is as follows:

Shareholder Name and Affiliation	Type of Stock	Shares Beneficially Held	No. of Votes	Percent of Total Votes

Franc Smidt	Common	18,000,000	18,000,000	18.00%

MTM Center GmbH	Common	13,500,000	13,500,000	13.50%

TOR Biologos GmbH	Common	13,500,000	13,500,000	13.50%

Irina Kochetkova	Common	4,500,000	4,500,000	4.50%

Mikhail Lvov	Common	9,000,000	9,000,000	9.90%

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the Amendments will not be effected until at least 20 calendar days after the mailing of this Information Statement to our stockholders. We expect that the Name Change and Share Increase will be effective on or about [__________________], 2018.

RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on the Record Date, are entitled to notice of the information disclosed in this Information Statement. As of the Record Date, our authorized capital stock, par value $0.001 per share, consisted of 100,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock.

As of the Record Date, there were issued and outstanding 100,000,000 shares of Common Stock held by approximately 120 holders of record and 0 shares of Preferred Stock.

Holders of our Common Stock are entitled to one vote per share. Our Board of Directors has the right to establish whether the any shares of Preferred Stock, or any class or series thereof, has voting rights in addition to the voting rights provided by law, and the terms and conditions of such voting rights. No such voting rights have yet been established for our Preferred Stock.

EXPENSES

The costs of preparing, printing and mailing this Information Statement will be borne by the Company.

STOCKHOLDERS SHARING AN ADDRESS

We will deliver only one Information Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We undertake to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of the Information Statement by contacting us at the address or phone number set forth above. Conversely, if multiple stockholders sharing an address receive multiple Information Statements and wish to receive only one, such stockholders can notify us at the address or phone number set forth above.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

STOCKHOLDERS’ RIGHTS

The elimination of the need for a special meeting of the stockholders to approve the action described in this Information Statement is authorized by Section 78.320(2) of the Nevada Revised Statutes. Section 78.320(2) provides that any action required or permitted to be taken at a meeting of stockholders of a corporation may be taken without a meeting, before or after the action, if a written consent thereto is signed by the stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the action disclosed herein as quickly as possible in order to accomplish the purposes of our Company, we chose to obtain the written consent of a majority of the Company’s voting power to approve the action described in this Information Statement.

The action described in this Information Statement cannot be taken until at least 20 calendar days after this Information Statement has first been sent or given to our stockholders.

DISSENTERS’ RIGHTS

There are no rights of appraisal or similar rights of dissenters with respect to any matter described in this Information Statement.

RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on the Record Date are entitled to notice of the information disclosed in this Information Statement. As of the Record Date, our authorized capital stock, par value $0.001 per share, consists of 100,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock.  As of the Record Date, there were issued and outstanding

100,000,000 shares of Common Stock held by approximately 120 holders of record 0 shares of Preferred Stock. Each share of Common Stock is entitled to one vote per share.  Our Board of Directors has the right to establish whether the any shares of Preferred Stock, or any class or series thereof, has voting rights in addition to the voting rights provided by law, and the terms and conditions of such voting rights. No such voting rights have yet been established for our Preferred Stock.

PROPOSAL 1

AMENDMENT OF OUR ARTICLES TO CHANGE OUR CORPORATE NAME

BACKGROUND AND PURPOSE OF THE NAME CHANGE

General

Our board of directors and our stockholder representing a majority of the voting power of our capital stock, have taken action by written consent to authorize our board of directors to effect the Amendments. Our board of directors has discretion to abandon the Amendments prior to its effectiveness.

Reasons for Proposed Name Change

Our board of directors’ primary reason for approving and recommending the Name Change is part of our rebranding and marketing efforts focused on our proposed mineral, mining, biotechnology, micro pulverization and material composites business that we have been pursuing since our acquisition of Tortec Group on December 4, 2017.

Potential Effects of Proposed Name Change

The Name Change will affect all holders of our Common Stock uniformly. The Name Change is not intended to, and will not, affect any stockholder’s percentage ownership interest in our company.

The Name Change will not change the terms of our Common Stock. After the Name Change, the shares of our Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our Common Stock now authorized. Our Common Stock will remain fully paid and non-assessable. In addition, we plan to change our stock symbol and CUSIP number as a result of the name change. Stockholders will not be requested to surrender for exchange any stock certificates they hold. On and after the effective date of the Name Change, the stock certificates representing the pre-Amendment shares will continue to be valid. Following the effective date of the Amendments, newly issued stock certificates bear the Company’s new name, but this will not affect the validity of stock certificates already outstanding.

Vote Required

Pursuant to NRS 78.385 and 78.390, the approval of the Share Increase required a majority of our outstanding voting capital stock. As discussed above, the consenting stockholders have consented to the Name Change.

PROPOSAL II

AMENDMENT OF OUR ARTICLES TO INCREASE OUR AUTHORIZED

COMMON STOCK, PAR VALUE $0.001 PER SHARE, FROM 100,000,000 TO 200,000,000 SHARES

On January 8, 2018, our board of directors and stockholders collectively holding a majority of our voting power approved the Share Increase, which will have the effect of increasing our authorized capital stock, par value $0.001 per share, from 110,000,000 shares to 210,000,000 shares, of which 200,000,000 shares shall be Common Stock (the “Common Stock”), 10,000,000 shares shall be Preferred Stock (the “Preferred Stock”).

Reasons for Proposed Share Increase

Having an increased number of authorized but unissued shares of our capital stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our capitalization. In addition, the additional shares of Common Stock will allow us to issue such shares in connection with the conversion of certain convertible debt and equity instruments, such as convertible debentures and convertible Preferred Stock. The shares of both Common and Preferred Stock would be available for issuance from time to time as determined by our board of directors for any proper corporate purpose. Such purposes might include, without limitation, issuance in public or private sales for cash as a means of obtaining additional capital for use in our business and operations, and issuance as part or all of the consideration required to be paid by us for acquisitions of other businesses or assets. We have no obligation to issue any Preferred or Common shares at the present time.  There are no plans, proposals or arrangements currently contemplated by us that would involve the issuance of the Preferred shares or the Common shares to acquire another company or its assets or for any other corporate purpose stated, except as described immediately hereafter.  The Company plans to seek to raise additional equity capital either through a public or private offering of the Company’s Common shares during 2018, although the terms of any such offering have not yet been established. In connection with the anticipated continued growth of our business, our board of directors believes it is in our best interests to increase the number of authorized shares of capital stock and Common Stock. The additional capital stock can provide flexibility in structuring the terms of any future agreements, as well as any future financing and recapitalization efforts.

Potential Anti-Takeover Effects of the Increase in Capital Stock

Any additional issuance of Common or Preferred Stock could, under certain circumstances, have the effect of delaying or preventing a change in control of our company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control. Shares of Common or Preferred Stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of our company by means of a tender offer, proxy contest, merger or otherwise. The ability of our board of directors to issue such additional shares of Common Stock and/or to designate one or more series or classes of Preferred Stock for issuance could discourage an attempt by a party to acquire control of our company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of Common or Preferred Stock to persons whose interests are aligned with that of our board of directors could make it more difficult to remove incumbent officers and directors from office, even if such change were to be favorable to stockholders generally.

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our board or contemplating a tender offer or other transaction for the combination of our company with another company), the Share Increase was not proposed in response to any effort of which we are aware to accumulate shares of Common Stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar actions having an anti-takeover effect to the board and our stockholders.

To the extent that the increase in the number of authorized shares may have anti-takeover effects, the Share Increase, when effected, may encourage persons seeking to acquire us to negotiate directly with our board of directors, enabling our board to consider a proposed transaction in a manner that best serves our stockholders’ interests.

Our board believes that it is advisable and in the best interests of our company to have available authorized but undesignated shares of Preferred Stock in an amount adequate to provide for our future needs. The designation of one or more classes or series of Preferred Stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions. We have no present plans or commitments for the issuance or use of the proposed shares of Preferred Stock in connection with any financing.

Vote Required

Pursuant to NRS 78.385 and 78.390, the approval of the Share Increase required a majority of our outstanding voting capital stock. As discussed above, the consenting stockholders have consented to the Share Increase.

Procedure for Effecting the Amendment

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the Amendments will not be effected until at least 20 calendar days after the mailing of this Information Statement to our stockholders. The Amendment will be filed with the Nevada Secretary of State. However, because the Common Stock is quoted on the OTC Bulletin Board, the Name Change requires processing by the Financial Industry Regulatory Authority (“FINRA”), as well, pursuant to Rule 10b-17 of the Exchange Act in order for the Name Change to be recognized in the market for trading purposes. We expect to receive FINRA’s clearance prior to the expiration of the 20-day waiting period under Rule 14c-2, and we expect that the Name Change and Share Increase will be effective on or about [__________________], 2018.

Accounting Matters

The proposed Amendment will not affect the par value of our Common Stock. As a result, at the effective time of the Amendment, the stated capital on our balance sheet attributable to our Common Stock will not be affected.

 Certain Federal Income Tax Consequences of the Authorized Share Increase

The will be no material U.S. federal income tax consequences of the Amendment to holders of our Common Stock.

AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION

To effect the Name Change and Share Increase, we will amend our Articles. The form of the proposed Certificate of Amendment to Articles of Incorporation is attached hereto as Exhibit A, and once effective, will amend the Articles to change our corporate name to TORtec Group Corporation and increase our authorized Common Stock, par value $0.001 per share from 100,000,000 shares to 200,000,000 shares.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

●	Any director or officer of our Company,

●	Any proposed nominee for election as a director of our Company, and

●	Any associate or affiliate of any of the foregoing persons.

The stockholdings of our directors and officers are listed below in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” No director has advised us that he intends to oppose the Amendments.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of January 8, 2018, by the following persons:

●	Each person who is known to be the beneficial owner of more than 5% of our issued and outstanding shares of Common Stock,

●	Each of our named executive officers (as defined in Item 402 of Regulation S-K) and directors, and

●	All of our directors and executive officers as a group.

Unless otherwise indicated, the business address of each person listed is in care of TORtec Group,30 North Gould Street, Suite R, Sheridan, WY 82801 . The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our Common Stock outstanding on that date and all shares of our Common Stock issuable to that holder in the event of exercise of outstanding rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our Common Stock owned by them, except to the extent that power may be shared with a spouse.

As of January 8, 2018, there were 100,000,000 shares of Common Stock issued and outstanding, held by approximately 120 holders of record and 0 shares of A Preferred Stock issued and outstanding.

On June 13, 2012, the Company filed Articles of Incorporation (the “Articles”). Article V of the Articles sets the aggregate number of shares of capital stock which the Company is authorized to issue at 110,000,000 shares, of which 100,000,000 shares were designated Common Stock, par value $.001 per share (the “Common Stock”) and 10,000,000 shares were designated Preferred Stock, par value $.001 per share (the “Preferred Stock”).

Name and Address

     Common Stock

         Percent of

of Beneficial Owner

Beneficial Ownership

Class

Named Executive Officers and Directors

Franc Smidt

18,000,000

18.0%

Papur 25, b.33

Bistritsa/Malinova dolina

1756, Sofia, Bulgaria

Stephen H. Smoot

                0

  0.0%

P.O. Box 111

Smoot, WY  83126

Alex Schmidt (2)

13,635,000

13.6%

Flat 108, Leonidou 10

Livadia (Larnaca), Cyprus 7060

Maksim Goncharenko (3)

13,365,000

13.4%

Aviatcionnaya Street 79-29

Moscow, Russian Federation 123182

Irina Kochetkova (4)

   4,833,334

  4.8%

Kutuzovskiy Prospect 41, Fl. 122

Moscow, Russian Federation 121170

Jeffrey R. Brimhall

  0

   0.0%

3500 Pine Valley Road

Woodland, UT  84036

All Officers and Directors as a Group

49,833,334

49.8%

5% Stockholders

Franc Smidt

18,000,000

18.0%

Papur 25, b.33

Bistritsa/Malinova dolina

1756, Sofia, Bulgaria

MTM Center GmbH

13,500,000

13.5%

Feringastrasse 6, Unterfohring

85774 Muttenz, Switzerland

TOR Biologos GmbH

13,500,000

13.5%

Rothausstrasse 61

4132 Muttenz, Switzerland

Mikhail Lvov

  9,900,000

   9.9%

Leningradskiyprospekt 75, Bld. 1B, Fl. 452

Moscow, Russian Federation, 12057

Capital Vario CR S.A.

  8,687,911

   8.7%

c/o Arcelio Hernandez Mussio, Esq.

Aves. 2 & 6, Calle 17, N. 233

San Jose, Costa Rica

Platino Aventuras Internacionales S.A.

  7,042,500

   7.0%

c/o Arcelio Hernandez Mussio, Esq.

Aves. 2 & 6, Calle 17, N. 233

San Jose, Costa Rica

Sorensen Family Trust dated 12/3/1994

  7,042,500

   7.0%

708 Cherapple Circle

Orem, Utah 84097

Mayrbek Artsuev

  5,400,000

   5.4%

Osenniy Boulevard 5, Building 3, Ap. 882

Moscow, Russian Federation, 121609

(1)

Calculated in the basis of 100,000,000 issued and outstanding shares of Common Stock as of January 8, 2018.  Holders of our Common Stock are entitled to one (1) vote per share.

(2)

Mr. Schmidt owns 51% of MTM Center GmbH which owns directly 13,500,000 shares of Common Stock.  Mr. Schmidt beneficially owns 6,885,000 of those shares, and disclaims beneficial ownership of the other 6,615,000 shares.  Mr. Schmidt owns 50% of TOR Biologos GmbH which also owns 13,500,000 shares of Common Stock.  Mr. Schmidt beneficially owns 6,750,000 of those shares, and disclaims beneficial ownership of the other 6,750,000 shares of Common Stock.  Mr. Schmidt is CEO and Director of TOR Biologos GmbH, and has sole voting power over the 13,500,000 shares of stock owned directly by TOR Biologos GmbH.  He has no voting power over the shares of Common Stock held by MTM Center GmbH.

(3)

Mr. Goncharenko owns 49% of MTM Center GmbH which owns directly 13,500,000 shares of Common Stock.  Mr. Goncharenko beneficially owns 6,615,000 of those shares, and disclaims beneficial ownership of the other 6,885,000 shares.  Mr. Goncharenko owns 50% of TOR Biologos GmbH which owns 13,500,000 shares of Common Stock.  Mr. Goncharenko beneficially owns 6,750,000 of those shares, and disclaims beneficial ownership of the other 6,750,000 shares of Common Stock.  Mr. Goncharenko is CEO and Director of MTM Center GmbH, and has sole voting power over the 13,500,000 shares of stock owned directly by MTM Center GmbH.  He has no voting power over the shares of common stock held by TOR Biologos GmbH.

(4)

Irina Kochetkova directly owns 4,500,000 shares of Common Stock.  She indirectly owns 330,334 shares of Common Stock which are owned directly by Petroleum Group Services Limited, a Trust.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change of control of our Company.

MARKET FOR COMMON STOCK AND RELATED SHAREHOLDER MATTERS

Market Information

The Company’s Common Stock is quoted on the OTC Bulletin Board and has traded under the symbol “GCNG”. Our stock has been thinly traded and there can be no assurance that a liquid market for our Common Stock will ever develop.

The following table sets forth the range of high and low closing bid prices for our Common Stock for the periods indicated. The information reflects inter-dealer prices, without retail mark-ups, mark-downs or commissions and may not necessarily represent actual transactions.

Fiscal Year Ended March 31, 2016	Low	High
April 1 through June 30, 2015	$0.60	$0.60
July 1 through September 30, 2015	0.60	0.60
October 1 through December 31, 2015	0.60	0.60
January 1 through March 31, 2015	0.60	0.60
Fiscal Year Ended March 31, 2017
April 1 through June 30, 2016	$0.60	$0.60
July 1 through September 30, 2016	0.60	0.60
October 1 through December 31, 2016	0.60	0.60
January 1 through March 31, 2017	0.60	0.60
Fiscal Year Ending March 31, 2018
April 1 through June 30, 2017	$0.60	$0.60
July 1 through September 30, 2017	$0.60	$0.60
October 1 through December 31, 2017	$0.60	$0.60

As of the Record Date, we had approximately 120 record holders of our Common Stock. The last sale price of our Common Stock as reported on the OTC Bulletin Board was $0.60 on January 8, 2017.

Dividend Policy

We have never declared or paid cash dividends on our Common Stock. We currently intend to retain all available funds and any future earnings for use in the operation and expansion of our business and do not anticipate paying any cash dividends in the foreseeable future.

Equity Compensation Plan Information

We do not have in effect any compensation plans under which our equity securities are authorized for issuance.

ADDITIONAL INFORMATION

We are subject to the informational requirements of Section 15(d) of the Exchange Act. Accordingly, we file annual, quarterly and other reports and information with the SEC. Our filings with the SEC are available to the public on the SEC’s website at www.sec.gov. You may also read and copy, at SEC prescribed rates, any document we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, NE, Washington D.C. 20549. You can call the SEC at 1-800-SEC-0330 to obtain information on the operation of the Public Reference Room. You may also request a copy of these filings, at no cost, by writing to us at 30 North Gould Street, Suite R, Sheridan, WY 82801 or by telephoning us at (307) 220-3226.

Our principal executive office is located at 30 North Gould Street, Suite R, Sheridan, WY 82801. Our phone number is (307) 220-3226.

January __, 2018	By: Order of the Board of Directors,

	By:	/s/ Stephen C. Smoot
Stephen H. Smoot
President and Chief Executive Officer

EXHIBIT A

Articles of Amendment

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Geo Point Resources, Inc.
(to be known hereafter as TORtec Group Corporation)

2. The articles have been amended as follows: (provide article numbers, if available)

Effective as of ______________, 2018, at 8:00 a.m. Eastern Time (the "Effective Time"), the following amendments shall take effect:

Article I is amended to read as follows:
Article I - NAME
The name of the corporation (hereinafter called the "Corporation") is TORtec Group Corporation.

Article V is amended to increase the number of authorized shares of common stock from 100,000,000 shares to 200,000,000 shares, but all other provisions of Article V shall remain unchanged.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 59,400,000

4. Effective date and time of filing: (optional) Date: ______ Time: ______
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X ________________________________

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15